UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

WisdomTree, Inc.
(Name of Registrant as Specified In Its Charter)

ETFS Capital Limited Graham Tuckwell
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ETFS Capital Limited, a Jersey company (“ETFS Capital”), together with the other participant in its proxy solicitation (collectively, “ETFS”), has filed a definitive proxy statement and accompanying GOLD proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes AGAINST the election of certain directors of WisdomTree, Inc., a Delaware corporation (the “Company”), at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

On May 3, 2024, ETFS launched a website to communicate with the Company’s stockholders regarding the 2024 Annual Meeting. The website address is www.unlockwt.com. The following materials were posted by ETFS to www.unlockwt.com, certain of which were previously filed with the SEC:

Disclaimer

The views expressed on this website represent the opinions of ETFS Capital Limited ("ETFS Capital") and the other participant in its solicitation (collectively, the "Participants"), which beneficially own shares of WisdomTree, Inc. (the "Company"), and are based on publicly available information with respect to the Company. The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Participants' conclusions. The Participants reserve the right to change any of the opinions expressed herein at any time as they deem appropriate and disclaim any obligation to notify the market or any other party of any such changes. The Participants disclaim any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information

The Participants have filed a definitive proxy statement and accompanying GOLD proxy card with the SEC to be used to solicit proxies in connection with the 2024 annual meeting of stockholders of the Company (the "Annual Meeting"). The Participants strongly advise all stockholders of the Company to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the Participants. These materials and other materials filed by ETFS Capital with the SEC in connection with the solicitation of proxies are available at no charge on the SEC's website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by the Participants with the SEC are also available, without charge, by directing a request to the Participant's proxy solicitor, Saratoga Proxy Consulting LLC, at (888) 368-0379 or info@saratogaproxy.com.

I have read and agree to the terms of this website.

AGREE



Unlock WisdomTree

Current Campaign Materials →

Unlock Wisdom Tree.

By filling out this form and supplying us with your name and email you agree to be contacted by a representative in regard to the Unlock WisdomTree Campaign.

Name (required)

First Name

Last Name

Email (required)

Sign Up

By filling out this form and supplying us with your name and email you agree to be contacted by a representative in regard to the Unlock WisdomTree Campaign.

Gagnier Communications
Dan Gagnier / Riyaz Lalani
+1-646-569-5897
+1-646-342-8087

ETFS@gagnierfc.com

Disclaimer

Terms & Conditions

Privacy Policy

ETFS Capital Releases Letter to Fellow WisdomTree Stockholders

March 21, 2024 08:00 ET| Source: **ETFS Capital Limited** Follow

Calls on WisdomTree Board to Run a Process to Unlock Significant Value

ETFS Believes WisdomTree ETF Business Worth ~$15.50 per Share on a Standalone Basis

NEW YORK, March 21, 2024 (GLOBE NEWSWIRE) -- ETFS Capital Limited ("ETFS Capital"), the largest combined owner of common stock, $0.01 par value (the "Common Stock"), and Series A Non-Voting Convertible Preferred Stock (the "Series A Preferred Stock") of WisdomTree, Inc. ("WisdomTree" or the "Company") (NYSE: WT), with ownership of approximately 10.2% of the outstanding Common Stock, which together with its Series A Preferred Stock would represent approximately 18.3% of the Company's outstanding Common Stock on an as-converted basis, today released a letter to its fellow WisdomTree shareholders, responding to a public letter from WisdomTree board of director's (the "Board") to ETFS Capital's Chairman, Mr. Graham Tuckwell.

The full text of the letter follows:

Dear Fellow Stockholders:

By now you may have had an opportunity to review a public letter from WisdomTree's board of directors (the "Board") issued in response to our private engagement with the Company. If you found the Board's response to a request to evaluate all options that maximize shareholder value as dismissive and disappointing, you are not alone.

As a long-term shareholder, with deep ETF industry and operating expertise, ETFS Capital has attempted constructively to engage with the Board about reversing the Company's long term destruction of value, excessive cost-structure, negligent capital allocation, and the consistent failure of the board to fulfill their fiduciary obligations to stockholders.

For many years now WisdomTree has embarked on an ill-advised strategy of trying to transform the Company from an ETF business to a DeFi business, which has resulted in the core ETF business being poorly managed and all of its DeFi efforts ending in failure. More specifically, its flagship DeFi initiatives, namely WisdomTree Prime launched in July of 2023 and the Company's Bitcoin ETF launched in January of 2024, have failed to generate any meaningful market interest. WisdomTree Prime is and always has been a complete folly in our opinion, and in crypto ETFs the Company continues to rank towards the bottom relative to peers.

As a result of this misguided 'transformation' strategy, WisdomTree lost focus on the core ETF business, which despite record AUM, suffers from poor profitability. Consequently, WisdomTree trades at a significant discount to its intrinsic value if it were a well-run pure-play ETF business. We believe the intrinsic value is $15.50 per share compared to the current market price of $9.00 per share. This massive value gap exists despite the recent increase in WisdomTree's share price of almost $2.00 per share since our engagement with the Board on February 13, 2024, and follow up letter on February 20, 2024 requesting the Company initiate a strategic review process.

In the hope of engaging in a respectful and productive dialogue with the Board, over the past several months, we have conducted our engagement in private. We sought a two-way constructive dialogue with the Company on actions required to close the value gap. We called for greater disclosure of robust KPIs and urged the Company meaningfully to engage with ALL stockholders regarding performance milestones and metrics associated with Prime and the Bitcoin ETF during the February earnings call. The Board produced no counter to our well thought through arguments and analysis. They blocked the discussion.

In our February 20, 2024, letter to the Board, we acknowledged that individual members of the Board and stockholders (such as ETFS Capital) have divergent views about the best way forward to unlock value at WisdomTree.

We proposed that to resolve this question, the Board should form a special committee of independent directors with a mandate to consider strategic alternatives including, but not limited to, a sale of part or all of the business and returning capital to stockholders, and a significant repositioning of the business including the replacement of members of WisdomTree's senior leadership team. To assist in this work, we further proposed that the special committee retain a recognized tier-one investment bank along with independent counsel.

The Board responded to our private proposal with a public and bafflingly hostile response. Nothing in our proposal would commit the Board to a particular course of action, other than to empower a special committee to evaluate all value enhancing options by running an unbiased and complete review process. We have made a reasonable and straightforward request to the Board, and one that would benefit all stockholders.

About ETFS Capital Limited

In 2018, WisdomTree spent $611 million to acquire the European ETC business of ETF Securities Limited (now called ETFS Capital Limited) for cash and shares, becoming the largest shareholder in WisdomTree. The management team lead by Graham Tuckwell successfully ran and grew their business at a much higher EBITDA margin than WisdomTree runs its business.

ETFS Capital is a London-based strategic investment company focused on growth opportunities across the ETF ecosystem. As part of its investment process, ETFS Capital receives and analyses many dozens of business ideas and proposals within the ETF ecosphere each year and conducts in-depth technical and commercial due diligence on the companies where it chooses to deploy capital. Thereafter it engages in a hands-on approach, as a partner to management teams and Boards bringing its unparalleled industry-specific expertise for the benefit of those companies.

Media Contact:

Dan Gagnier / Riyaz Lalani

+1-646-569-5897

ETFS@gagnierfc.com

Press Releases

30 June 2023 – WisdomTree Defies Will of Stockholders with Appointment of Win Neuger as Board Chair

16 June 2023 – WisdomTree Stockholders Deliver a Clear Mandate for Change According to Preliminary Vote Results

13 June 2023 – Third Independent Proxy Advisory Firm Recommends WisdomTree Stockholders Vote for Boardroom Change and for the Removal of Chairman Salerno

12 June 2023 – ETFS Capital Thanks WisdomTree Stockholders for their Support – The Case for Change is Irrefutable

6 June 2023 – Glass Lewis Joins ISS in Recommending WisdomTree Stockholders Vote for Boardroom Change

6 June 2023 – Leading Independent Proxy Advisory Firm ISS Recommends WisdomTree Stockholders Vote on ETFS Capital's GOLD Proxy Card and Endorses Call for Change

24 May 2023 – ETFS Capital Responds to WisdomTree's Serious Mischaracterizations and Distraction Tactics in Supplemental Investor Presentation

19 May 2023 – ETFS Capital Publishes Presentation Outlining Clear Need for Change at WisdomTree

15 May 2023 – ETFS Capital Highlights WisdomTree Board's Attempts to Distract Stockholders From Its Track Record of Value Destruction

10 May 2023 – ETFS Capital Highlights Its Critical Role in Unlocking Value for Fellow WisdomTree Stockholders

4 May 2023 – ETFS CAPITAL Files Definitive Proxy Statement and Issues Letter to Fellow WisdomTree Stockholders

1 May 2023 – ETFS Capital Comments on WisdomTree's Q1 2023 Results

24 April 2023 – ETFS Capital Files Preliminary Proxy Statement for the Election of Three Highly-Qualified Candidates to WisdomTree, Inc. Board of Directors

12 April 2023 – ETFS Capital Nominates Three Highly Qualified Candidates to WisdomTree Inc Board of Directors

Unlock WisdomTree.

By filling out this form and supplying us with your name and email you agree to be contacted by a representative in regard to the Unlock WisdomTree Campaign.

Name (required)

First Name

Last Name

Email (required)

Sign Up

By filling out this form and supplying us with your name and email you agree to be contacted by a representative in regard to the Unlock WisdomTree Campaign.

Gagnier Communications
Dan Gagnier / Riyaz Lalani
+1 646-569-5897
+1 646-342-8087
ETFS@gagnierfc.com

WisdomTree Stockholders Deliver a Clear Mandate for Change According to Preliminary Vote Results

June 16, 2023 11:30 ET| Source: ETFS Capital Limited Follow

ETFS Capital Nominee Tonia Pankopf Elected and Long-Tenured Chair Frank Salerno is Removed from the Board

Stockholders Have Delivered a Mandate to Reassess WisdomTree's Persistent Underperformance, Refocus the Company and Hold Management to Account

Board has an Obligation to Substantially Reconstitute Leadership and Composition of Key Committees to Demonstrate True Refreshment

NEW YORK, June 16, 2023 (GLOBE NEWSWIRE) -- ETFS Capital Limited ("ETFS Capital"), the largest combined owner of common stock, $0.01 par value (the "Common Stock"), and Series A Non-Voting Convertible Preferred Stock (the "Series A Preferred Stock") of WisdomTree, Inc. ("WisdomTree" or the "Company") (NYSE: WT), with ownership of approximately 10.2% of the outstanding Common Stock, which together with its Series A Preferred Stock would represent approximately 18.3% of the Company's outstanding Common Stock on an as-converted basis, today thanked fellow stockholders for their support of ETFS Capital's nominees at the 2023 annual meeting of stockholders.

The election of ETFS Capital nominee Tonia Pankopf to the board of directors of the Company (the "Board") and the removal of the Company's long-tenured Board Chair Frank Salerno is a strong message from stockholders that the Board is in urgent need of meaningful change. Furthermore, Win Neuger, Chair of the Nominating and Governance Committee, received significant opposition with more than one-third of the shares voted at the annual meeting being against him based on preliminary results*.

ETFS Capital, on behalf of all stockholders, calls on the Board to heed the voices of stockholders who delivered a clear mandate and direction to the Board to reassess the causes of the Company's persistent underperformance, refocus WisdomTree around its core strengths, and to act as independent fiduciaries for stockholders by holding management to account.

In addition, the Board has an obligation to demonstrate a commitment to stockholders to remove its long-tenured directors from key committee positions and to pursue true refreshment by reconstituting the leadership and key committees of the Board to include a plurality of independent views, experience, and expertise, particularly those of the more recently appointed directors.

ETFS Capital intends to remain an engaged, constructive, and vigilant stockholder of WisdomTree.

*The preliminary vote count is subject to certification by the independent inspector of elections.

About ETFS Capital Limited

ETFS Capital is a London-based strategic investment company focused on growth opportunities across the ETF ecosystem. As part of its investment process, ETFS Capital receives and analyses many dozens of business ideas and proposals within the ETF ecosphere each year and conducts in-depth technical and commercial due diligence on the companies where it chooses to deploy capital. Thereafter it engages in a hands-on approach, as a partner to management teams and Boards bringing its unparalleled industry-specific expertise for the benefit of those companies.

Investor Contact:

ETFS Capital:

Martyn James
+44 (0) 207-509-0674

or

+1 347 566 8291
campaign@etfscapital.com

Media Contact:

Dan Gagnier / Riyaz Lalani
+1-646-569-5897
ETFS@gagnierfc.com

WisdomTree Defies Will of Stockholders with Appointment of Win Neuger as Board Chair

June 30, 2023 08:44 ET| Source: ETFS Capital Limited Follow

Board Rejects Opportunity to Demonstrate True Board Refreshment and Delivers a Rebuke to Stockholders

WisdomTree Stockholders Should Voice their Views to the Board and not Accept Another Year of Business as Usual

NEW YORK, June 30, 2023 (GLOBE NEWSWIRE) -- ETFS Capital Limited ("ETFS Capital"), the largest combined owner of common stock, $0.01 par value (the "Common Stock"), and Series A Non-Voting Convertible Preferred Stock (the "Series A Preferred Stock") of WisdomTree, Inc. ("WisdomTree" or the "Company") (NYSE: WT), with ownership of approximately 10.2% of the outstanding Common Stock, which together with its Series A Preferred Stock would represent approximately 18.3% of the Company's outstanding Common Stock on an as-converted basis, today commented on the the WisdomTree board of director's (the "Board") decision to appoint long-tenured director, Win Neuger as Chair of the Board.

Mr. Neuger received the most withheld votes of any incumbent director at the 2023 annual meeting of stockholders, other than the Company's previous Chair Frank Salerno, who failed to be reelected to the Board. Mr. Neuger's appointment as Chair, is a rebuke to stockholders who, along with proxy advisor Institutional Shareholder Services ("ISS") in its report, sent a clear message to WisdomTree that urgent and meaningful Board change was required.

About ETFS Capital Limited

ETFS Capital is a London-based strategic investment company focused on growth opportunities across the ETF ecosystem. As part of its investment process, ETFS Capital receives and analyses many dozens of business ideas and proposals within the ETF ecosphere each year and conducts in-depth technical and commercial due diligence on the companies where it chooses to deploy capital. Thereafter it engages in a hands-on approach, as a partner to management teams and Boards bringing its unparalleled industry-specific expertise for the benefit of those companies.

Investor Contact:

ETFS Capital:

Martyn James
+44 (0) 207-509-0674

or

+1 347 566 8291
campaign@etfscapital.com

Media Contact:

Dan Gagnier / Riyaz Lalani
+1-646-569-5897
ETFS@gagnierfc.com

About ETFS Capital

etfs capital

- ETFS Capital is the largest stockholder in the Company, when combining our Common Stock and Series A Preferred Stock, which on a combined and as-converted basis represent approximately 18.0% of the Company's outstanding shares of Common Stock - $273m of our own capital
- ETFS Capital sold its leading European ETC business to the Company in 2018, taking the majority of the consideration in stock.
- ETFS Capital has significant experience in the ETF space with a long, successful track record of driving operational, financial, strategic, and governance changes that benefit employees, customers, and stockholders.
- ETFS Capital, led by Graham Tuckwell, is one of the oldest and most successful independent ETF operators globally, having created over $1 billion of enterprise value since its launch by operating ETF issuance businesses and allocating capital to businesses in the ETF ecosphere and Digital Assets space

Unlock WisdomTree.

By filling out this form and supplying us with your name and email you agree to be contacted by a representative in regard to the Unlock WisdomTree Campaign.

Name (required)

First Name

Last Name

Email (required)

Sign Up

By filling out this form and supplying us with your name and email you agree to be contacted by a representative in regard to the Unlock WisdomTree Campaign.

Gagnier Communications
Dan Gagnier / Riyaz Lalani
+1-646-569-5897
+1-646-342-8087

ETFS@gagnierfc.com

Contact

Gagnier Communications

Dan Gagnier / Riyaz Lalani

+1-646-569-5897
+1-646-342-8087

E: ETFS@gagnierfc.com

Saratoga Proxy Consulting, LLC

Stockholders may call toll-free: (888) 368-0379

Banks and brokers call: (212) 257-1311

Email: info@saratogaproxy.com

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE SPONSORS ARE NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL THE SPONSORS, THE SPONSOR PARTIES OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER THE SPONSORS NOR THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the Sponsors' liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, the Sponsors. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.

6. The trademarks, service marks, logos, and other indicia, including of the Sponsors (collectively the "Trademarks"), which appear on the Site are registered and unregistered trademarks of the Sponsors and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of the Sponsors or such third party as may be appropriate. All rights are expressly reserved and retained by the Sponsors. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that the Sponsors consider its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.

7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO WISDOMTREE, INC. (THE "COMPANY"), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH THE SPONSORS ("THIRD PARTY CONTENT"). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE SPONSORS AND THEIR AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2024 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL.

8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.

9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE SPONSORS FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.

10. The Sponsors may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.

11. The Sponsors know that the privacy of your personal information is important to you. Therefore, the Sponsors have established a Privacy Policy governing the use of this information, which is located at www.unlockwt.com/privacy.

12. The Sponsors own, protect and enforce copyrights in their own creative material and respect the copyright properties of others. Materials may be made available on or via the Site by third parties not within the control of the Sponsors. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act ("DMCA"), the Sponsors will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsors have designated their proxy solicitor, Saratoga Proxy Consulting, LLC at (212) 257-1311, as their agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site.

saratoga
PROXY CONSULTING, LLC

520 8th Avenue,

14th Floor,

New York,

NY 10018

- Stockholders may call toll-free: (888) 368-0379
- Banks and brokers call: (212) 257-1311
- Email: info@saratogaproxy.com